ClearShares OCIO ETF
Schedule of Investments
August 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.5% (a)	Shares	Value
Domestic Equity - 51.8%
Invesco QQQ Trust Series 1	17,437	$8,304,720
Invesco S&P 500 Momentum ETF (b)	82,132	7,330,281
iShares Core S&P 500 ETF	10,878	6,165,107
Schwab 1000 Index ETF (b)	80,759	4,385,214
SPDR Portfolio S&P 1500 Composite Stock Market ETF (b)	101,462	6,990,732
SPDR S&P 500 ETF Trust (b)	5,177	2,918,171
Technology Select Sector SPDR Fund	35,103	7,734,244
Vanguard Growth ETF	22,469	8,438,233
Vanguard Information Technology ETF (b)	9,689	5,561,195
Vanguard S&P 500 ETF	11,154	5,778,218
Vanguard Total Stock Market ETF	23,186	6,454,519
Vanguard Value ETF (b)	35,178	6,080,517
		76,141,151

Fixed Income - 25.9%
ClearShares Ultra-Short Maturity ETF (c)	60,279	6,040,860
iShares 1-3 Year Treasury Bond ETF (b)	47,141	3,903,275
iShares 3-7 Year Treasury Bond ETF	56,482	6,705,543
iShares 7-10 Year Treasury Bond ETF	28,000	2,717,960
iShares Core U.S. Aggregate Bond ETF (b)	33,570	3,365,392
iShares Intermediate Government/Credit Bond ETF (b)	44,109	4,688,787
Simplify Aggregate Bond ETF (b)	90,070	1,924,796
Vanguard Intermediate-Term Treasury ETF (b)	33,570	2,012,186
Vanguard Short-Term Bond ETF (b)	37,551	2,937,990
Vanguard Short-Term Corporate Bond ETF (b)	23,803	1,878,295
Vanguard Short-Term Treasury ETF	32,752	1,924,835
		38,099,919

Global Equity - 21.8%
Cambria Emerging Shareholder Yield ETF	40,598	1,395,759
Conductor Global Equity Value ETF	55,202	730,322
iShares Core MSCI Total International Stock ETF (b)	20,876	1,479,065
iShares Currency Hedged MSCI EAFE ETF (b)	134,641	4,781,102
iShares MSCI EAFE ETF (b)	62,316	5,170,982
iShares MSCI Emerging Markets ex China ETF	18,642	1,130,824
iShares MSCI USA Min Vol Factor ETF	61,492	5,615,449
Schwab International Equity ETF (b)	118,000	4,810,860
Vanguard FTSE Developed Markets ETF (b)	94,300	4,940,377
Vanguard FTSE Emerging Markets ETF	43,570	1,948,450
		32,003,190
TOTAL EXCHANGE TRADED FUNDS (Cost $113,133,299)		146,244,260

SHORT-TERM INVESTMENTS - 29.5%
Investments Purchased with Proceeds from Securities Lending - 29.0%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (d)(e)	42,588,103	42,588,103

Money Market Funds - 0.5%	Shares
First American Government Obligations Fund - Class X, 5.22% (d)	791,980	791,980
TOTAL SHORT-TERM INVESTMENTS (Cost $43,380,083)		43,380,083

TOTAL INVESTMENTS - 129.0% (Cost $156,513,382)		189,624,343
Liabilities in Excess of Other Assets - (29.0)%		(42,637,893)
TOTAL NET ASSETS - 100.0%		$146,986,450

Percentages are stated as a percent of net assets.

(a)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(b)	All or a portion of this security is on loan as of August 31, 2024. The total market value of these securities was $41,819,941 which represented 28.5% of net assets.
(c)	Affiliated exchange-traded fund.
(d)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.
(e)	Privately offered liquidity fund.

Transactions with Affiliate Securities (Unaudited)
Investments in ClearShares Ultra-Short Maturity ETF
Value at May 31, 2024	$5,827,284
Purchases at Cost	207,934
Proceeds from Sales	-
Net Realized Gain (Loss)	-
Change in Unrealized Appreciation (Depreciation)	5,642
Value at August 31, 2024	$6,040,860
Shares Held at August 31, 2024	60,279
Dividend Income	$74,852

Summary of Fair Value Disclosure at August 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$146,244,260	$–	$–	$146,244,260
Investments Purchased with Proceeds from Securities Lending(a)	–	42,588,103	–	42,588,103
Money Market Funds	791,980	–	–	791,980
Total Investments	$147,036,240	$42,588,103	$–	$189,624,343

(a)	See Schedule of Investments for further disaggregation of investment categories.